UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 West Market Street, Warsaw, Indiana 46580

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01.	Financial Statements and Exhibits

SIGNATURES

Item 1.01.  Entry into a Material Definitive Agreement

Everest Metal Acquisition.

On August 31, 2006, Symmetry Medical Inc. (“Symmetry Medical”) acquired privately owned Everest Metal Finishing, LLC and its affiliate company Everest Metal International Ltd.

Symmetry Medical’s wholly owned subsidiary Symmetry Medical USA Inc. (“Symmetry USA”), entered into a definitive agreement and closed on the purchase of the assets of Everest Metal Finishing, LLC, a privately owned company based in Monsey, New York (“Everest Metal Finishing”).  Pursuant to the Asset Purchase Agreement, Symmetry USA acquired all of the assets of Everest Metal Finishing for a purchase price of $7.82 million.  The Asset Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Symmetry Medical’s wholly owned subsidiary Symmetry Medical International Inc. (“Symmetry International”), entered into a definitive agreement and closed on the purchase of all of the outstanding stock of Everest Metal International, Ltd., a privately owned company based in Middleton Co. Cork, Ireland (“Everest International”), Symmetry International acquired all of the issued and outstanding stock of Everest International for $980,000.  The Stock Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Symmetry Medical has also agreed to pay up to $1.4 million of contingent earn-out consideration but only in the event that certain sales levels for the remainder of 2006 and 2007 are met.

Please see press release, furnished as Exhibit 99.1, along with the Asset Purchase Agreement and Stock Purchase Agreement for additional details.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1*                    Asset Purchase Agreement, dated August 31, 2006, between Symmetry Medical USA Inc. and Everest Metal Finishing LLC and Christopher W. Huntington, Phillip Milidantri, and Levi Citarella.

10.2*                    Stock Purchase Agreement, dated August 31, 2006, between Symmetry Medical International Inc. and Christopher W. Huntington, Phillip Milidantri, and Levi Citarella.

99.1                           “Symmetry Medical Acquires Everest Metal” Press Release issued by Symmetry Medical Inc. dated August 31, 2006.

* The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of regulation S-K but will be furnished to staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: September 5, 2006	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Asset Purchase Agreement, dated August 31, 2006, between Symmetry Medical USA Inc. and Everest Metal Finishing LLC and Christopher W. Huntington, Phillip Milidantri, and Levi Citarella.

10.2*	Stock Purchase Agreement, dated August 31, 2006, between Symmetry Medical International Inc. and Christopher W. Huntington, Phillip Milidantri, and Levi Citarella.

99.1	“Symmetry Medical Acquires Everest Metal” Press Release issued by Symmetry Medical Inc. dated August 31, 2006.

* The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of regulation S-K but will be furnished to staff upon request.